BlackRock ETF Trust

iShares U.S. Equity Factor Rotation Active ETF

(the “Fund”)

Supplement dated January 14, 2025 to the Statement of Additional Information (“SAI”) of the Fund, dated November 27, 2024, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI, as applicable:

The last sentence of the second paragraph of the section of the SAI Part I entitled “General Description of the Fund” is deleted in its entirety and replaced with the following:

Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The first paragraph of the section of the SAI Part I entitled “Creation and Redemption of Creation Units – General” is deleted in its entirety and replaced with the following:

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of December 31, 2024:

Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$2,560,881

Shareholders should retain this Supplement for future reference.

SAI-DYNF-0125SUP